UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation (the “Company”) held its Annual Meeting of Stockholders on May 9, 2025. Of the 234,573,049 shares outstanding and entitled to vote (as of the February 28, 2025 record date), 202,834,756 shares were represented at the meeting, or an 86.47% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Stockholders elected 10 individuals to the Board of Directors of the Company to serve as directors until the Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John C. Aquilino	161,397,147	2,158,366	2,594,681	36,684,562
David B. Burritt	156,679,468	6,717,818	2,749,911	36,684,562
John M. Donovan	158,983,077	4,448,614	2,718,502	36,684,562
Joseph F. Dunford, Jr.	157,659,828	5,856,330	2,634,036	36,684,562
Thomas J. Falk	144,935,397	18,456,196	2,758,433	36,684,562
Vicki A. Hollub	159,775,261	3,712,320	2,662,600	36,684,562
Debra L. Reed-Klages	156,531,624	6,908,844	2,709,726	36,684,562
James D. Taiclet	157,786,576	6,203,060	2,160,558	36,684,562
Heather A, Wilson	160,826,239	2,693,700	2,630,255	36,684,562
Patricia E. Yarrington	159,929,746	3,597,248	2,623,201	36,684,562
Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Stockholders approved Proposal 2.

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,665,491	11,565,374	2,919,329	36,684,562
Proposal 3 - Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2025
Stockholders approved Proposal 3.

Votes For	Votes Against	Abstentions
195,765,993	5,630,823	1,437,605
Proposal 4 - Stockholder Proposal Requesting Shareholder Approval Requirement for Excessive Golden Parachutes
Stockholders did not approve Proposal 4.

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,804,720	95,155,247	2,189,791	36,684,562
Proposal 5 - Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy
Stockholders did not approve Proposal 5.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,949,706	146,087,030	4,113,455	36,684,562

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: May 9, 2025	By:	/s/ John E. Stevens
John E. Stevens
Vice President and Associate General Counsel